AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

Supplement dated September 13, 2019 to the VUL OptimizerSM Prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the customer loyalty credit. As applicable to your policy, please note the following changes described below.

Change to Customer loyalty credit

On or about September 13, 2019, the third and fourth paragraphs and the table in the Customer loyalty credit section of the prospectus are deleted in their entirety and replaced with the following:

To qualify for the customer loyalty credit, a certain number of target premiums must be paid during the applicable time period based on your issue age, as provided in the table below.

If you qualify for the customer loyalty credit, the starting date and currently applicable annual percentage rate that we will use to determine the total amount of your credit are shown below:

Issue Age	Qualification Requirements	Policy Duration	Credit Percentage
0 – 29	10 target premiums by the end of the first 7 policy years or 4.5 target premiums by the end of the first 2 policy years	Policy years 1 – 24 Policy years 25 and later	.00% .45%
30 – 39	10 target premiums by the end of the first 7 policy years or 4.5 target premiums by the end of the first 2 policy years	Policy years 1 – 19 Policy years 20 and later	.00% .45%
40 – 49	9 target premiums by the end of the first 7 policy years or 4.5 target premiums by the end of the first 2 policy years	Policy years 1 – 9 Policy years 10 and later	.00% .45%
50 – 64*	6 target premiums by the end of the first 5 policy years or 4.5 target premiums by the end of the first 2 policy years	Policy years 1 – 5 Policy years 6 and later	.00% .45%
65 and over	None	Policy years 1 and later	.00%
*

If the insured is issue age 50-59 and the application date is prior to September 23, 2019 and the policy owner pays 10 target premiums by end of the first 7 policy years, then the Policy Account will be credited with an annual percentage rate of 0.45% starting in the 8th policy year.

Distributed by affiliate AXA Advisors, LLC and/or for certain contracts co-distributed by affiliate

AXA Distributors, LLC

Copyright 2019 AXA Equitable Life Insurance.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

EVM-10-19 (9.19)	Catalog No. 160024 (9.19)
VUL Optimizer New Biz	#784399